

B. RILEY Financial

Third Quarter 2023 Supplemental Financial Data

November 9, 2023

NASDAQ: RILY

Reconciliation of U.S. GAAP to Non-GAAP Measures

(Unaudited, dollars in thousands)	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Adj. EBITDA and Operating Adj. EBITDA Reconciliation					
Net income (loss) attributable to B. Riley Financial, Inc.	$ 47,837	$ (57,445)	$ 17,155	$ 46,381	$ (73,823)
EBITDA Adjustments:					
Provision for (benefit from) income taxes	16,350	(23,998)	7,919	21,504	(15,079)
Interest expense	34,587	44,399	47,561	47,332	45,229
Interest income	(686)	(1,482)	(2,574)	(701)	(180)
Share based payments	14,613	15,312	13,746	10,492	11,026
Depreciation and amortization	10,717	13,443	13,077	12,534	12,491
Restructuring charge	8,016	995	93	628	228
Loss on extinguishment of loans	—	—	—	—	5,409
Impairment of goodwill and tradenames	—	—	—	1,733	35,500
Transactions related costs and other	10,003	(5,264)	(2,146)	(10)	7,318
Total EBITDA Adjustments	93,600	43,405	77,676	93,512	101,942
Adjusted EBITDA	**$ 141,437**	**$ (14,040)**	**$ 94,831**	**$ 139,893**	**$ 28,119**
Operating EBITDA Adjustments:					
Trading loss (income) and fair value adjustments on loans	6,917	58,670	(51,568)	(42,365)	10,587
Realized and unrealized (gains) losses on investments	(19,071)	64,874	28,442	(18,843)	75,361
Other investment related expenses	(23,039)	(7,697)	8,421	1,531	(6,575)
Total Operating EBITDA Adjustments	(35,193)	115,847	(14,705)	(59,677)	79,373
Operating Adjusted EBITDA	**$ 106,244**	**$ 101,807**	**$ 80,126**	**$ 80,216**	**$ 107,492**

Quarterly Operating Revenue and Operating Adjusted EBITDA

Operating Revenue and Operating Adjusted EBITDA (1)(3)(5)(6)



Operating Revenue
Operating Adj. EBITDA
$319.0M
$440.8M
$380.5M
$363.9M
$472.9M
$106.2M
$101.8M
$80.1M
$80.2M
$107.5M
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

Quarterly Revenue and Adjusted EBITDA

(Dollars in thousands)	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Operating Revenue (1)	$ 319,034	$ 440,762	$ 380,522	$ 363,913	$ 472,899
Investment (Loss) Gains (2)	(6,917)	(58,670)	51,568	42,365	(10,587)
Total Revenue	$ 312,117	$ 382,092	$ 432,090	$ 406,278	$ 462,312

	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Operating Adjusted EBITDA (3)	$ 106,244	$ 101,807	$ 80,126	$ 80,216	$ 107,492
Investment Adjusted EBITDA (4)	35,193	(115,847)	14,705	59,677	(79,373)
Adjusted EBITDA (5)(6)	$ 141,437	$ (14,040)	$ 94,831	$ 139,893	$ 28,119

1. *Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.*
2. *Investment Gains (Loss) is defined as Trading Income (Loss) and Fair Value Adjustments on Loans.*
3. *Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans, (ii) Realized and Unrealized Gains (Losses) on Investments, and(iii) other investment related expenses.*
4. *Investment Adjusted EBITDA is defined as the sum of (i) Trading Income (Loss) and Fair Value Adjustments on Loans and (ii) Realized and Unrealized Gains (Losses) on Investments, less other investment related expenses.*
5. *Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of goodwill and tradenames, and transaction related and other costs.*
6. *For a reconciliation to GAAP financial measures, please see slide 2.*

Cash and Investments Summary

(Dollars in thousands)	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023
Cash and Cash Equivalents	$ 231,805	$ 268,618	$ 209,971	$ 107,581	$ 252,288
Restricted Cash	1,578	2,308	2,351	2,321	2,060
Due from/(to) Clearing Brokers, net	49,530	29,430	13,112	22,289	25,579
Advances Against Customer Contracts	200	200	200	200	200
Securities and Other Investments Owned					
Equity Securities	1,140,728	1,046,710	929,582	963,817	1,088,567
Corporate Bonds	6,761	8,539	65,470	62,977	66,341
Other Fixed Income Securities	8,649	3,956	5,248	5,093	3,872
Partnership Interests and Other	82,475	70,063	48,930	40,557	38,807
Securities Sold Not Yet Purchased	(17,751)	(5,897)	(7,806)	(2,686)	(7,120)
Loans Receivable, net of Loan Participations Sold	814,715	701,652	772,085	683,827	549,142
Other investments and deposits [1]	45,947	53,844	72,905	66,268	57,738
Noncontrolling interest [2]	(32,038)	(31,349)	(29,785)	(31,199)	(24,766)
Total Cash, Net Securities, and Other	$ 2,332,599	$ 2,148,074	$ 2,082,263	$ 1,921,045	$ 2,052,708

Debt Summary

(Dollars in thousands)	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023
Term Loans, net	$ 558,035	$ 572,079	$ 626,613	$ 529,242	$ 618,301
Revolving Credit Facility	74,700	127,678	139,463	110,875	57,246
Notes Payable	25,075	25,263	19,882	21,298	21,300
Senior Notes Payable, net	1,661,191	1,721,751	1,722,977	1,666,009	1,667,088
Total Debt	2,319,001	2,446,771	2,508,935	2,327,424	2,363,935
Total Cash and Investments, Net of Debt	**$ 13,598**	**$ (298,697)**	**$ (426,672)**	**$ (406,379)**	**$ (311,227)**

1. *Other investments and investment related deposits reported in prepaid and other assets.*
2. *Noncontrolling interest related to investments reported in Securities and Other Investments Owned.*

Composition of Cash and Investments

Percentage by Asset Type – September 30, 2023



Private Equity 32.8%
Cash and Restricted Cash 12.2%
Partnership Interests and Other 3.2%
Due from/(to) Clearing Brokers, net 1.2%
Corporate Bonds and Fixed Income Securities 3.4%
Public Equity 20.9%
Loans Receivable 26.3%

(Dollars in thousands)	Gross Value	% of Total
Cash and Restricted Cash	$ 254,348	12.2%
Due from/(to) Clearing Brokers, net	25,579	1.2%
Public Equity [(1)]	436,184	20.9%
Private Equity [(1)]	682,987	32.8%
Loans Receivable	549,142	26.3%
Corporate Bonds and Fixed Income Securities	70,213	3.4%
Partnership Interests and Other [(1)]	66,141	3.2%
Total	$ 2,084,594	100.0%

1. *Includes investments reported in prepaid and other assets.*

Loans Receivables Summary

Loans Receivable Balance Roll Forward – September 30, 2023

(Unaudited, dollars in thousands)	June 30, 2023	Gross Loan Funding	Sales, Repayments, and Conversions	Fair Value Adjustments	Capitalized Interest and Other	September 30, 2023
Badcock Receivables, at Fair Value	$ 206,196	$ —	$ (167,407)	$ (5,185)	$ —	$ 33,604
Other Loans Receivable, at Fair Value	477,631	30,182	(3,629)	4,326	7,028	515,538
Total Loans Receivable, at Fair Value	$ 683,827	$ 30,182	$ (171,036)	$ (859)	$ 7,028	$ 549,142

Loans Receivable Balance by Sector September 30, 2023



Consumer / Retail 45.8%
Technology 21.3%
Communication 18.9%
Badcock 6.1%
Other 3.2%
Utilities 4.7%

Summary Statistics of Other Loans Receivable [1]

(Dollars in thousands)	September 30, 2023
Total Fair Value	$ 515,538
Total Principal	$ 527,202
Number of Companies	12
Number of Loans	20
Average Principal per Name	$ 43,933
Average Fair Value per Name	$ 42,961
Interest Rate Range	7% - 20%
Average Duration	2.9 years

1. *Excludes Badcock receivables.*

Condensed Consolidated Balance Sheets

(Dollars in thousands)	September 30, 2023 (Unaudited)	December 31, 2022
Cash and cash equivalents	$ 252,288	$ 268,618
Restricted cash	2,060	2,308
Due from clearing brokers	25,579	48,737
Securities and other investments owned, at fair value	1,197,587	1,129,268
Securities borrowed	2,782,000	2,343,327
Accounts receivable, net	127,418	149,110
Due from related parties	395	1,081
Loans receivable, at fair value	549,142	701,652
Prepaid expenses and other assets	265,531	460,696
Operating lease right-of-use assets	82,245	88,593
Property and equipment, net	24,774	27,141
Goodwill	497,388	512,595
Other intangible assets, net	333,641	374,098
Deferred income taxes	2,808	3,978
Total assets	**$ 6,142,856**	**$ 6,111,202**
Accounts payable	$ 54,030	$ 81,384
Accrued expenses and other liabilities	303,428	322,974
Deferred revenue	73,829	85,441
Due to related parties and partners	289	2,210
Due to clearing brokers	—	19,307
Securities sold not yet purchased	7,120	5,897
Securities loaned	2,772,790	2,334,031
Operating lease liabilities	93,027	99,124
Deferred income taxes	6,677	29,548
Notes payable	21,300	25,263
Revolving credit facility	57,246	127,678
Term loans, net	618,301	572,079
Senior notes payable, net	1,667,088	1,721,751
Total liabilities	**$ 5,675,125**	**$ 5,426,687**
Redeemable noncontrolling interests in equity of subsidiaries	—	178,622
Total B. Riley Financial, Inc. stockholders' equity	413,781	446,514
Noncontrolling interests	53,950	59,379
Total equity	467,731	505,893
Total liabilities and equity	**$ 6,142,856**	**$ 6,111,202**

Condensed Consolidated Statements of Operations

(Dollars in thousands, except share data) *(Unaudited)*	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022 (As Restated)
Revenues:		
Services and fees	$ 278,023	$ 257,310
Trading loss and fair value adjustments on loans	(10,587)	(6,917)
Interest income - Loans and securities lending	69,730	57,594
Sale of goods	125,146	4,130
Total revenues	**462,312**	**312,117**
Operating expenses:		
Direct cost of services	67,850	44,523
Cost of goods sold	78,053	3,089
Selling, general and administrative expenses	221,688	163,727
Restructuring charge	228	8,016
Impairment of goodwill and tradenames	35,500	—
Interest expense - Securities lending and loan participations sold	38,368	17,447
Total operating expenses	**441,687**	**236,802**
Operating income	20,625	75,315
Other income (expense):		
Interest income	180	686
Dividend income	12,876	9,175
Realized and unrealized (losses) gains on investments	(75,361)	19,071
Change in fair value of financial instruments and other	(4,170)	(574)
Loss from equity method investments	(308)	(91)
Interest expense	(45,229)	(34,587)
(Loss) income before income taxes	(91,387)	68,995
Benefit from (provision for) income taxes	15,079	(16,350)
Net (loss) income	(76,308)	52,645
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	(2,485)	4,808
Net (loss) income attributable to B. Riley Financial, Inc.	(73,823)	47,837
Preferred stock dividends	2,015	2,002
Net (loss) income available to common shareholders	**$ (75,838)**	**$ 45,835**
Basic (loss) income per common share	$ (2.53)	$ 1.62
Diluted (loss) income per common share	$ (2.53)	$ 1.53
Weighted average basic common shares outstanding	29,961,068	28,293,064
Weighted average diluted common shares outstanding	29,961,068	29,968,417

Segment Financial Information

(Dollars in thousands) (Unaudited)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022 (As Restated)
Capital Markets segment:		
Revenues - Services and fees	$ 80,913	$ 104,042
Trading loss and fair value adjustments on loans	(11,077)	(7,944)
Interest income - Loans and securities lending	69,730	55,054
Total revenues	**139,566**	**151,152**
Selling, general and administrative expenses	(62,898)	(35,673)
Interest expense - Securities lending and loan participations sold	(38,368)	(17,447)
Depreciation and amortization	(900)	(2,174)
Segment income	**37,400**	**95,858**
Wealth Management segment:		
Revenues - Services and fees	50,875	47,145
Trading income and fair value adjustments on loans	490	1,027
Total revenues	**51,365**	**48,172**
Selling, general and administrative expenses	(47,891)	(52,302)
Restructuring charge	—	(4,106)
Depreciation and amortization	(1,075)	(1,261)
Segment income (loss)	**2,399**	**(9,497)**
Auction and Liquidation segment:		
Revenues - Services and fees	12,488	1,949
Revenues - Sale of goods	65,117	2,550
Interest Income - Loan	—	2,540
Total revenues	**77,605**	**7,039**
Direct cost of services	(15,234)	(2,999)
Cost of goods sold	(35,836)	(1,235)
Selling, general and administrative expenses	(8,405)	(2,228)
Segment income	**$ 18,130**	**$ 577**

Segment Financial Information (continued)

(Dollars in thousands) *(Unaudited)*	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022 (As Restated)
Financial Consulting segment:		
Revenues - Services and fees	$ 37,360	$ 22,835
Selling, general and administrative expenses	(26,769)	(20,056)
Depreciation and amortization	(88)	(75)
Segment income	**10,503**	**2,704**
Communications segment:		
Revenues - Services and fees	82,155	72,244
Revenues - Sale of goods	1,638	1,580
Total revenues	**83,793**	**73,824**
Direct cost of services	(46,012)	(38,515)
Cost of goods sold	(1,750)	(1,854)
Selling, general and administrative expenses	(21,655)	(21,047)
Restructuring charge	(145)	(3,910)
Depreciation and amortization	(6,739)	(6,060)
Segment income	**7,492**	**2,438**
Consumer segment[1]:		
Revenues - Services and fees	4,304	5,023
Revenues - Sale of goods	58,391	—
Total revenues	**62,695**	**5,023**
Cost of goods sold	(40,467)	—
Selling, general and administrative expenses	(16,981)	(845)
Depreciation and amortization	(2,632)	(579)
Impairment of goodwill and tradenames	(35,500)	—
Restructuring charge	(83)	—
Segment (loss) income	**(32,968)**	**3,599**
Consolidated operating income from reportable segments	**$ 42,956**	**$ 95,679**

1. *Excludes dividends from Hurley, Justice Brands and Scotch & Soda.*

Definition of US GAAP to Non-GAAP Financial Measures

Certain of the information set forth herein, including operating revenue, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (loss) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain on extinguishment of loans, impairment of goodwill and tradenames, stock-based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (loss) and fair value adjustments on loans, realized and unrealized gains (losses) on investments, and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (loss) and fair value adjustments on loans and realized and unrealized gains (losses) on investments, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP"). In addition, the Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.

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